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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of report (date of earliest event reported): July 7, 2004




                              CROSSTEX ENERGY, L.P.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                     000-50067                16-1616605
  (State of incorporation          (Commission file          (I.R.S. employer
       or organization)                 number)           identification number)


          2501 CEDAR SPRINGS, SUITE 600
                    DALLAS, TX                                        75201
     (Address of principal executive offices)                      (Zip code)



       Registrant's telephone number, including area code: (214) 953-9500


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits
          --------

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached Exhibit 99.1 and the information set forth therein are deemed to be furnished pursuant to Item 9 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

         EXHIBIT
         NUMBER           DESCRIPTION
         ------           -----------

         99.1       --    CROSSTEX ENERGY, L.P. Press Release dated July 7, 2004


ITEM 9. REGULATION FD DISCLOSURE

     The Registrant hereby incorporates by reference into this Item 9 the information set forth in its press release, dated July 7, 2004, a copy of which is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CROSSTEX ENERGY, L.P.

                               By: Crosstex Energy GP, L.P., its General Partner

                               By: Crosstex Energy GP, LLC, its General Partner


Date:  July 7, 2004            By: /s/ William W. Davis
                                   ---------------------------------------------
                                   William W. Davis
                                   Executive Vice President and
                                   Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

99.1        --    CROSSTEX ENERGY, L.P. Press Release dated July 7, 2004